IGC-Appendix A
            Gas Sales And Portfolio Administration Agreement
                                          Revised Page No. 1
                                            November 1, 1997


        APPENDIX A - Buyer's Primary Delivery Points
                      North/East System

Delivery Point                Delivery Point
2509      Dana                010530070   Dunkirk
2510      Danville            032150100   Muncie
2515      Elwood              037045550   ANR Storage Facilities
2516      Fairmount           ANRNNS      NN Service Injection Points
2530      Noblesville         PEPL        IND GAS-INJ
2531      North Salem         CGCU        Points of Interconnection
2535      Richmond                          with Citizens Gas &
2538      Tipton                            Coke Utility
2576      Huntington
2597      Crawfordsville
2605      Upland
2684      Unionport
2751      Montpelier
2754      Sheridan
2757      Bloomingdale
2772      Newport
2780      Lebanon
2795      Anderson
2796      Zionsville
2812      Carpentersville
2822      Fowlerton
2823      Richmond
5233      Anderson 121N Rural
5530      Cent. Ind. Rurals
5531      West of Zionsville
5532      North of Zionsville
5534      East of King
5864      King
010530010 East Hancock School
010530030 Hope

                                             IGC-Appendix A
           Gas Sales And Portfolio Administration Agreement
                                         Revised Page No. 2
                                           November 1, 1997

        APPENDIX A - Buyer's Primary Delivery Points
                 Central/Terre Haute System

Delivery Point
14411          Bedford
14412          Bedford
14431          Columbus
14432          Columbus
14433          Columbus
14461          Bargersville
14463          Bargersville
14481          Mitchell
14482          Mitchell
14491          Needmore
14492          Needmore
14493          Needmore
14501          Seymour
14511          Waynesville
14512          Waynesville
14521          Rural (Mitchell)
14522          Rural (Martinsville)
14523          Rural (Terre Haute)
14531          Crane
14533          Crane
18421          Sand Cut
18422          Sand Cut
18423          Sand Cut
18424          Sand Cut

                                             IGC-Appendix A
           Gas Sales And Portfolio Administration Agreement
                                         Revised Page No. 3
                                           November 1, 1997

        APPENDIX A - Buyer's Primary Delivery Points
           Central/Terre Haute System (Continued)


Delivery Point
18451          Clinton
18452          Clinton
18461          Hercules Clinton
18462          Hercules Clinton
18491          Terre Haute-2
18492          Terre Haute-2
18511          Terre Haute-4
18521          Stuckey Rd.
18522          Stuckey Rd.
18523          Stuckey Rd.
18531          Rural Ind.
18541          Terre Haute-6
18542          Terre Haute-6
18571          Magaret (Terre Haute)
18573          Magaret (Terre Haute)
037047100      West Shelbyville
CGCU           Points of Interconnection with Citizens Gas &
               Coke Utility
70018          TETCO Seymour

                                             IGC-Appendix A
           Gas Sales And Portfolio Administration Agreement
                                         Revised Page No. 4
                                           November 1, 1997

        APPENDIX A - Buyer's Primary Delivery Points
                        South System

Delivery Point
17031          Locust, KY
17032          Locust, KY
17041          Moorefield, In.
17042          Moorefield, In.
17251          Crestwood, KY
17252          Crestwood, KY


                      Greensburg System

Delivery Point
70017          Greensburg
70940          Westport
TETCO          TETCO Storage Facilities


Amendment
     Seller and Buyer agree that this Appendix A may be amended as provided in this Agreement, which amendment ultimately will be memorialized in a revised Appendix A.


PROLIANCE ENERGY, LLC              INDIANA GAS COMPANY, INC.

By:  /s/ Carl L. Chapman      By:  /s/ Timothy M. Hewitt
     Carl L. Chapman               Timothy M. Hewitt
Its: President                Its: Vice President

                                             IGC-Appendix B
           Gas Sales And Portfolio Administration Agreement
                                         Revised Page No. 1
                                           November 1, 1997

           APPENDIX B - Buyer's Maximum Quantities

Maximum Daily Quantities (in Dth)

                         Central/
Month       North/East   Terre Haute    South  Greensburg
October       251,000     112,000      37,600     5,060
November      332,000     208,000      45,300     5,570
December      482,578     277,237      69,100     8,000
January       482,578     277,237      70,600     8,310
February      472,578     261,381      62,400     7,360
March         400,000     215,000      51,000     5,980
April         252,000     120,000      31,500     3,560
May           208,000      99,000      23,000     2,640
June          152,000      74,000      15,200     2,620
July           94,000      42,000       5,200     1,570
August        120,000      56,000       9,600     1,990
September     185,000      91,000      20,600     3,250



Maximum Seasonal Quantities (in Dth)

                            Central/
Month          North/East   Terre Haute    South   Greensburg
Summer 1997    11,202,130     5,850,260  1,676,840   267,145
Winter 1997-98 38,579,050    21,473,920  5,513,670   697,710


                                             IGC-Appendix B
           Gas Sales And Portfolio Administration Agreement
                                         Revised Page No. 2
                                           November 1, 1997

           APPENDIX B - Buyer's Maximum Quantities

Amendment
     Seller and Buyer agree that this Appendix B may be amended as provided in this Agreement, which amendment ultimately will be memorialized in a revised Appendix B.


PROLIANCE ENERGY, LLC              INDIANA GAS COMPANY, INC.

By: /s/ Carl L. Chapman        By: /s/ Timothy M. Hewitt
    Carl L. Chapman                Timothy M. Hewitt
Its:  President                Its:  Vice President

                                             IGC-Appendix C
           Gas Sales And Portfolio Administration Agreement
                                         Revised Page No. 1
                                           November 1, 1997

             Appendix C - Portfolio Information

I.   Contracts and Contract Rates
     The applicable demand costs shall be determined based upon the rates and charges specified in each Transporter's Tariff, including any applicable direct bills, surcharges, or as other costs specified by the sheets identified below, or other applicable sheets, as all of those sheets may be in effect from time to time, and costs arising under applicable agreements, for the applicable term of these agreements, including the agreements identified below, as well as this Agreement. While Seller and Buyer agree that the identified tariff sheets and agreements are intended to be a complete listing of the applicable tariff sheets and applicable agreements, they further agree that the omission of the reference of one or more sheets or agreements from that list will not affect Buyer's obligation to Seller for rates, charges and costs incurred thereunder. Seller shall provide to Buyer all Transporter refunds for the applicable terms which are received by Seller relative to Contracts or Contract Rates referenced below or relative to any agreements referencing the contracts below.

Contract No.        Contract Rate
11713               Sheet No. 11
11714               Sheet No. 5
11715               Sheet No. 5
11716               Sheet No. 5
11718               Sheet No. 5
11719               Tariff Letter
11720               Tariff Letter
11721               Sheet No. 5
03950               Sheet No. 5
                    Sheet No. 17
                    Sheet No. 17A
                    Sheet No. 18
32300               Sheet No. 10


                                             IGC-Appendix C
           Gas Sales And Portfolio Administration Agreement
                                         Revised Page No. 2
                                           November 1, 1997

             Appendix C - Portfolio Information

Contract No.        Contract Rate
N0325               Sheet No. 10
T3780               Sheet No. 11
N0420               Sheet No. 10
T3739               Sheet No. 11
T9998               Sheet No. 11
800171              Sheet No. 35
830034              Sheet No. 30
400109              Sheet No. 43
WSS                 Appendix I
PSS                 Appendix I
WDS1                Appendix J.1
WDS2                Appendix J.2
WDS3                Appendix J.3
ADS1                Appendix K.1
ADS2                Appendix K.2
ADS3                Appendix K.3


                                             IGC-Appendix C
           Gas Sales And Portfolio Administration Agreement
                                         Revised Page No. 3
                                           November 1, 1997

             Appendix C - Portfolio Information

II.  Transportation Credit

  1. Seller shall provide to Buyer, as a credit against the Contract Rates, a Transportation Credit ("TC") for the sale from the Buyer to Seller of projected available annual portfolio entitlements.

  2. The Transportation Credit shall be calculated from time to time to reflect changes in projected available annual entitlements, based on the following formula:

  TC = Base TC x Projected Available Annual Entitlements
                   Base Available Annual Entitlements

  Where:  a.   Base TC = $1,864,290
          b.   Base Available Annual Entitlements = 35,843,831 Dth
          c.   Projected Available Annual Entitlements =
               Total Entitlements - Normal Demand
               (i)     Total Entitlements are the sum of the quantities
                       of long haul pipeline transportation
                       entitlements reserved by Buyer.
               (ii)    Normal Demand is the projected normal weather
                       quantity of Buyer's firm longhaul pipeline deliveries for firm customers.

  3. The TC shall be divided among months based upon the projected available monthly entitlements.

Amendment
     Seller and Buyer agree that this Appendix C may be amended from time to time by mutual agreement of the Parties, which ultimately will be memorialized in a revised
Appendix C.


PROLIANCE ENERGY LLC               INDIANA GAS COMPANY, INC.

By: /s/ Carl L. Chapman        By: /s/ Timothy M. Hewitt
    Carl L. Chapman                Timothy M. Hewitt
Its:  President                Its:  Vice President


                                             IGC-Appendix D
           Gas Sales And Portfolio Administration Agreement
                                  Second Revised Page No. 1
                                           November 1, 1997

           APPENDIX D - Supplier Reservation Costs
                 Supplier Reservation Costs
          November 1, 1997 through October 31, 1998

I.   Reserved Commodity Quantities
  a.  Monthly Baseload Reserved Quantity (Dth/Day)

                           System

                                 Central/
Month              North/East     Terre      Greensburg      South
                                  Haute
November, 1997      30,768         40,000       1,500           0
December, 1997      70,000         50,000       1,500           0
January, 1998       80,000         50,000       2,500           0
February, 1998      80,000         50,000       2,000           0
March, 1998         30,768         45,000       1,500           0
April, 1998         65,000         28,000       1,200       5,000
May, 1998           65,000         13,000       1,200       5,000
June, 1998          65,000         13,000       1,200       5,000
July, 1998          65,000         13,000       1,200       5,000
August, 1998        65,000         13,000       1,200       5,000
September, 1998     65,000         13,000       1,200       5,000
October, 1998       65,000         13,000       1,200       5,000


Buyer and Seller agree that all or some portion of the quantities identified as Monthly Baseload Reserved Quantities may be provided at fixed or collared prices mutually agreed upon pursuant to pricing for Other Purchases under Appendix E.
                                             IGC-Appendix D
           Gas Sales And Portfolio Administration Agreement
                                  Second Revised Page No. 2
                                           November 1, 1997

           APPENDIX D - Supplier Reservation Costs
  b.  Daily Swing Reserved Quantity (Dth/Day)

                             System

                                  Central/
Month             North/East       Terre    Greensburg     South
                                   Haute
November, 1997     192,810         67,722       5,077      46,192
December, 1997     153,578         82,722       5,077      46,192
January, 1998      143,578         82,722       4,077      46,192
February, 1998     143,578         82,722       4,577      46,192
March, 1998        192,810         74,722       5,077      46,192
April, 1998        158,578         17,327       2,628      16,066
May, 1998          158,578         32,327       2,002      15,000
June, 1998         115,000         24,000       1,460      11,000
July, 1998          75,000         24,000       1,260       9,000
August, 1998       100,000         26,000       1,260      10,000
September, 1998    158,578         32,327       2,066      14,000
October, 1998      158,578         32,327       3,945      16,066

II.  Applicable Reservation Rates ($/Dth/Day)


System           Winter Months (Nov.-Mar.)   Summer Months (Apr.-Oct.)
                 Monthly        Daily        Monthly         Daily
                 Index          Index        Index           Index
                 Reserved       Reserved     Reserved        Reserved
                 Quantity       Quantity     Quantity        Quantity
North/East       $0.0238         $0.0190     $0.0128         $0.0185
Central/Terre    $0.0068         $0.0234     $0.0154         $0.0169
Haute
Greensburg       $0.0135         $0.0159     $0.0131         $0.0158
South            $0.0068         $0.0234     $0.0154         $0.0169

                                             IGC-Appendix D
           Gas Sales And Portfolio Administration Agreement
                                  Second Revised Page No. 3
                                           November 1, 1997

           APPENDIX D - Supplier Reservation Costs

Assignment/Agency Administration of Supply Agreements
     Buyer and Seller agree that quantities reserved under supply reservation contracts entered into by Buyer prior to April 1, 1996, and for which Seller has accepted assignment or agency administration duties, shall be included in the Reserved Commodity Quantities with Applicable Reservation
Rates as set forth in the original supply reservation contracts.

Amendment
     Seller and Buyer agree that this Appendix D may be amended from time to time by mutual agreement of the Parties, which ultimately will be memorialized in a revised
Appendix D.


PROLIANCE ENERGY, LLC              INDIANA GAS COMPANY, INC.

By: /s/ Carl L. Chapman        By: /s/ Timothy M. Hewitt
    Carl L. Chapman                Timothy M. Hewitt
Its:  President                Its:  Vice President


                                             IGC-Appendix E
           Gas Sales And Portfolio Administration Agreement
                                         Revised Page No. 1
                                           November 1, 1997

               Appendix E- Commodity Purchases

     This Appendix E addresses the gas supply and other variable costs applicable to Nominated Daily Quantities and Balancing Quantities as identified below.

For Monthly Baseload Purchases:
     Buyer shall pay to Seller each Contract Month an amount determined by multiplying the monthly baseload quantities of Gas scheduled for Buyer's purchase under this Agreement during the Contract Month, by a price per MMBtu determined using the first monthly index from Inside FERC's GAS MARKET REPORT, in the table "PRICES OF SPOT GAS DELIVERED TO INTERSTATE PIPELINES" for the applicable zone, specified below, for the applicable month, plus all other applicable variable costs as identified below shall apply.

For Daily Swing Purchases:
     Buyer shall pay to Seller each Contract Month an amount determined by summing all applicable "Daily Amounts" for the Contract Month. A "Daily Amount" shall be calculated for each day during the Contract Month for which daily swing quantities of Gas have been confirmed for purchase. The "Daily Amounts" shall be determined by multiplying (a) the confirmed swing quantities of gas scheduled for the particular day of the Contract Month, by (b) a price per MMBtu determined using the Daily Midpoint Price reported in Gas Daily, in the table "DAILY PRICE SURVEY", for the applicable zone, specified below, for purchases for the
applicable day.   As to any day for which Gas Daily for any
reason (e.g. holidays and weekends) does not publish the above referenced prices, the applicable prices shall be that
utilized for the last prior day such is published.   In
addition all other applicable variable costs as identified below shall apply.

For Other Purchases:
     For any purchases not covered by a specified pricing method, or for fixed price quantities, pricing shall be as negotiated and mutually agreed to in writing by the Parties.

For Summer Storage Refill:
     For summer refill of leased storage, Buyer shall pay to Seller an amount based on averaging the seven summer monthly indices for the applicable supply area, and based upon presuming storage refill quantities to be equally split between the summer months. For summer refill of company storage, the parties will agree on the extent to which an index average method will be used, after consideration of the operational scheduling needs of company storage. In addition, all other applicable variable costs as identified below shall apply.

                                             IGC-Appendix E
           Gas Sales And Portfolio Administration Agreement
                                         Revised Page No. 2
                                           November 1, 1997

               Appendix E- Commodity Purchases

For Storage Withdrawals:
     For quantities of storage withdrawals for which Buyer has previously paid for commodity, applicable storage withdrawal variable costs as identified below shall apply.

For Applicable Indices:

System              Applicable Monthly Indices
North/East               PEPL - Texas, Oklahoma
                         ANR - Louisiana
Central/Terre Haute      Texas Gas - Zone 1
                         Texas Gas - Zone SL
South                    Texas Gas - Zone 1
                         Texas Gas - Zone SL
Greensburg               TETCO - East Louisiana
                         TETCO - West Louisiana
                         TETCO - East Texas
                         TETCO - South Texas

                                           IGC-Appendix E
         Gas Sales And Portfolio Administration Agreement
                                       Revised Page No. 3
                                         November 1, 1997

               APPENDIX E- Commodity Purchases
                         (Continued)


System                      Applicable Daily Indices
North/East                  PEPL - Oklahoma
                            ANR - Louisiana - Onshore South
Central/Terre Haute         Texas Gas SL - Louisiana - Onshore South
                            Texas Gas (entire Z1) - East Texas -
                            North La. Area
South                       Texas Gas SL - Louisiana - Onshore South
                            Texas Gas (entire Z1) - East Texas -
                            North La. Area
Greensburg/Westport         TETCO (ELA) - Louisiana - Onshore South
                            TETCO (WLA) - Louisiana - Onshore South
                            TETCO (ETX) - East Texas - North La. Area
                            TETCO (STX) - South - Corpus Christi


                                             IGC-Appendix E
           Gas Sales And Portfolio Administration Agreement
                                         Revised Page No. 4
                                           November 1, 1997

   APPENDIX E- Commodity Purchases - Other Variable Costs

     The other variable costs applicable to Nominated Daily Quantities and Balancing Quantities shall be determined based upon the rates and charges applicable under each transporter's tariff, including the sheets identified below, as well as other applicable sheets, as all of those sheets may be in effect from time to time, and costs arising under applicable agreements, including the agreements identified below, as well as this Agreement.


North/East
PEPL
Contract No.        Contract Rate
11713               Sheet No. 11
11714               Sheet No. 5
11715               Sheet No. 5
11716               Sheet No. 5
11717               Sheet No. 5
11719               Tariff Letter
11720               Tariff Letter
11721               Sheet No. 5
WSS                 Appendix I
PSS                 Appendix I
ADS1                Appendix K.1
ADS2                Appendix K.2
WDS1                Appendix J.1
WDS2                Appendix J.2

                                             IGC-Appendix E
           Gas Sales And Portfolio Administration Agreement
                                         Revised Page No. 5
                                           November 1, 1997

  APPENDIX E -  Commodity Purchases - Other Variable Costs


North/East
ANR
Contract No.        Contract Rate
03950               Sheet No. 5
                    Sheet No. 17
                    Sheet No. 17A
                    Sheet No. 19
32300               Sheet No. 10
                    Sheet No. 19
WDS2                Appendix J.2
ADS1                Appendix K.1



Central/Terre Haute System
Texas Gas Z-3
Contract No.        Contract Rate
N0325               Sheet No. 10
                    Sheet No. 14
T3780               Sheet No. 11A
                    Sheet No. 14
T9998               Sheet No. 11A
                    Sheet No. 14
PSS                 Appendix I
WDS2                Appendix J.2
ADS2                Appendix K.2
ADS3                Appendix K.3

                                             IGC-Appendix E
           Gas Sales And Portfolio Administration Agreement
                                         Revised Page No. 6
                                           November 1, 1997

   APPENDIX E - Commodity Purchases - Other Variable Costs

South System
Texas Gas Z-4
Contract No.        Contract Rate
N0420               Sheet No. 10
T3739               Sheet No. 11A
ADS3                Appendix K.3

Greensburg System
Texas Eastern
Contract No.        Contract Rate
800171              Sheet No. 36
                    Sheet No. 126
                    Sheet No. 127
                    Sheet No. 128
                    Sheet No. 129
830034              Sheet No. 31
                    Sheet No. 126
                    Sheet No. 127
                    Sheet No. 128
                    Sheet No. 129
400109              Sheet No. 43
                    Sheet No. 126
                    Sheet No. 127
                    Sheet No. 128
                    Sheet No. 129
ADS2                Appendix K.2
ADS3                Appendix K.3

     While Seller and Buyer agree that the identified tariff sheets and agreements are intended to be a complete listing of the applicable tariff sheets and applicable agreements, they further agree that the omission of the reference of one or more sheets or agreements from that list will not affect Buyer's obligation to Seller for rates, charges and costs incurred thereunder.


                                             IGC-Appendix E
           Gas Sales And Portfolio Administration Agreement
                                         Revised Page No. 7
                                           November 1, 1997

   APPENDIX E - Commodity Purchases - Other Variable Costs

Amendment
     Seller and Buyer agree that this Appendix E may be amended from time to time by mutual agreement of the Parties, which ultimately will be memorialized in a revised
Appendix E.


PROLIANCE ENERGY, LLC              INDIANA GAS COMPANY, INC.

By: /s/ Carl L. Chapman        By: /s/ Timothy M. Hewitt
    Carl L. Chapman                Timothy M. Hewitt
Its:  President                Its:  Vice President


                                             IGC-Appendix G
           Gas Sales And Portfolio Administration Agreement
                                         Revised Page No. 1
                                           November 1, 1997

                         G- Notices

Invoice Information:
Buyer:                             Seller:
Indiana Gas Company, Inc.     J. Groth
Gas Control Department        ProLiance Energy, LLC
Attn.: Chris Kershner         135 North Pennsylvania Street
1630 North Meridian Street    Suite 800
Indianapolis, IN 46202        Indianapolis, IN 46204-2482
(317) 321-0583                (317) 231-6808

Payments:
Buyer:                             Seller:
National City Bank            Key Bank
For the Account of:           For the Account of:
Indiana Gas Company, Inc.     ProLiance Energy, LLC
                              ABA #041001039
                              ACCT #6001805116

Supply Plans/Operational/Force Majeure:
Buyer:                                  Seller:
Supply Plans                            Supply Plans
Chris Kershner                          Stephen Miner
(317) 321-0583                          (317) 231-6828

Operational                             Operational
Randy Gary                              Stephen Miner
(317) 321-0507                          (317) 231-6828
Force Majeure                           Force Majeure
Randy Gary (317) 321-0507               Brian Azman - (317) 231-6830
Frank Lindsey (317) 321-0334            Stephen Miner - (317) 231-6828
Gas Controller on Duty (317) 321-0535   John Talley - (317)231-6806
Indiana Gas Company, Inc.               ProLiance Energy, LLC
1630 North Meridian Street              135 North Pennsylvania Street
Indianapolis, IN 46202                  Suite 800
(317) 321-0787 (Telecopy)               Indianapolis, Indiana 46204-2482
                                        (317) 231-6901 (Telecopy)
All Other Notices:
Buyer:                             Seller:
Gas Control Department        ProLiance Energy , LLC
Attn.:  Randy Gary            Attn:  John R. Talley
1630 North Meridian Street    135 North Pennsylvania Street
Indianapolis, IN 46202        Suite 800
                              Indianapolis, Indiana 46204-2482


                                             IGC-Appendix G
           Gas Sales And Portfolio Administration Agreement
                                         Revised Page No. 2
                                           November 1, 1997

                     APPENDIX G- Notices
                         (Continued)
Amendment
     Seller and Buyer agree that this Appendix G may be amended from time to time as provided in this Agreement, which amendment ultimately will be memorialized in a revised
Appendix G.


PROLIANCE ENERGY, LLC              INDIANA GAS COMPANY, INC.

By: /s/ Carl L. Chapman        By: /s/ Timothy M. Hewitt
    Carl L. Chapman                Timothy M. Hewitt
Its:  President                Its:  Vice President




                                      IGC-Appendix J.1
      Gas Sales And Portfolio Administration Agreement
                                    Revised Page No. 1
                                 Supersedes Appendix J
                                      November 1, 1997


           APPENDIX J.1 - Winter Delivery Service

Winter Delivery Service ("WDS1")

     1. Seller shall provide Buyer with WDS1 with the following delivered service entitlements:

Contract Month      Maximum Daily WDS1    Maximum Annual WDS1
October*                10,000 Dth/day

November                50,000 Dth/day      4,000,000 Dth during any

December                50,000 Dth/day      winter period.

January                 50,000 Dth/day

February                50,000 Dth/day

March                   50,000 Dth/day

April*                  10,000 Dth/day


     2.   Buyer shall pay Seller as follows:

          a.   For WDS1 Commodity:
               Summer purchase quantities will be determined jointly by the parties prior to April 1 of each year. During each summer month, Buyer shall pay Seller one seventh of the summer purchase quantity times the PEPL Monthly Index price.

          b.   For WDS1 Variable Costs:
               PEPL Variable Cost Rates and Fuels under
               Contract Nos. 015333, 015335, 015332, 015334,
               015347, and 015344.

          c.   For WDS1 Demand Costs:
               PEPL Demand Costs under Contract Nos. 015333,
               015335, 015332, 015334, 015347, and 015344
               and other applicable pipeline costs, if any, as billed.

     * Subject to nomination and availability within Maximum
     Annual WDS1.

                                      IGC-Appendix J.1
      Gas Sales And Portfolio Administration Agreement
                                    Revised Page No. 2
                                 Supersedes Appendix J
                                      November 1, 1997


     3.   This WDS1 service expires March 31, 2000.

     4. WDS1 shall be subject to the provisions of service reflected in Contract Nos. 015332, 015333, 015334, 015335,
015344, and 015347 as well as applicable FERC tariffs.

     5.   Additionally, Seller will provide Buyer a 10,000
Dth/Day point balancing service.

Amendment

     Seller and Buyer agree that this Appendix J.1 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised
Appendix J.1.



PROLIANCE ENERGY, LLC.          INDIANA GAS COMPANY, INC.


By:  /s/ Carl L. Chapman        By: /s/ Timothy M. Hewitt
     Carl L. Chapman                Timothy M. Hewitt
Its: President                  Its:   Vice President



                                      IGC-Appendix J.2
      Gas Sales And Portfolio Administration Agreement
                                   Original Page No. 1
                               Supersedes Appendix J.1
                                      November 1, 1997


          APPENDIX J.2 - Winter Delivery Service 2

Winter Delivery Service ("WDS2")

     1. WDS2 shall incorporate the no-notice features, cyclability, annual storage deliverability, and other service provisions ("Service Provisions") reflected in Contracts Numbers 33050, 99888,99889,99890,99891, as well as applicable FERC tariffs.

     2. Seller shall provide Buyer with WDS2 with the following delivered service entitlements:

Contract Months       Maximum Daily WDS2       Maximum Annual WDS2
November                59,000 Dth/day        4,400,000 Dth during any
                                              winter period.
December                59,000 Dth/day

January                 59,000 Dth/day

February                59,000 Dth/day

March                   59,000 Dth/day

April-October*         Per Service Provisions   Per Service Provisions


     3.    Buyer shall pay Seller as follows:

          a.   For WDS2 Commodity:
               Summer purchase quantities will be determined jointly by the parties prior to April 1 of each year. During each summer month, Buyer shall pay Seller one-seventh of the summer purchase quantity times the agreed Monthly Index price. Other purchases shall be agreed upon by Buyer and Seller, pursuant to Appendix E.

          b.   For WDS2 Variable Costs:
               Variable Cost Rates and Fuels under Contract
               Nos. 33050, 99888, 99889, 99890, and 99891.


                                      IGC-Appendix J.2
      Gas Sales And Portfolio Administration Agreement
                                   Original Page No. 2
                               Supersedes Appendix J.1
                                      November 1, 1997

          c.   For WDS2 Demand Costs:
               Demand Costs under Contract Nos. 33050,
               99888, 99889, 99890, and 99891 and other
               applicable additional pipeline costs, if any, as billed.

       4. Buyer and Seller shall complete all assignment, transfers, and/or other amendments necessary to effectuate this service.

       5.   This WDS2 service expires March 31, 2001.


Amendment
     Seller and Buyer agree that this Appendix J.2 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised
Appendix J.2.



PROLIANCE ENERGY, LLC.                  INDIANA GAS COMPANY, INC.

By: /s/ Carl L. Chapman               By: /s/ Timothy M. Hewitt
    Carl L. Chapman                       Timothy M. Hewitt
Its: President                        Its:   Vice President



                                      IGC-Appendix J.3
      Gas Sales And Portfolio Administration Agreement
                                   Original Page No. 1
                                      November 1, 1997


          APPENDIX J.3 - Winter Delivery Service 3

Winter Delivery Service 3 TETCO ("WDS3")

     1. Seller shall provide Buyer with WDS3 with the following delivered service entitlements:

Contract Month        Maximum Daily WDS3     Maximum Annual WDS3
November                 5,856 Dth/day     5,856 Dth times the number
                                           of days in the month.

December                 5,856 Dth/day

January                  5,856 Dth/day

February                 5,856 Dth/day

March                    5,856 Dth/day

     2.   Buyer shall pay Seller as follows:

          a.   For WDS3 Commodity:
               Purchase quantities will be determined
               jointly by the parties and priced pursuant to Appendix E.

          b.   For WDS3 Variable Costs:
               TETCO Variable Cost Rates and Fuels under
               Contract No. 830044.

          c.   For WDS3 Demand Costs:
               TETCO Demand Costs under Contract No. 830044 and other applicable pipeline costs, if any as billed.

     3.   This WDS3 service expires October 31, 2000.

     4. WDS3 shall be subject to the provisions of service reflected in Contract No. 830044 as well as applicable FERC tariffs.

                                      IGC-Appendix J.3
      Gas Sales And Portfolio Administration Agreement
                                   Original Page No. 2
                                      November 1, 1997



Amendment

     Seller and Buyer agree that this Appendix J.3 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised
Appendix J.3.



PROLIANCE ENERGY, LLC.                  INDIANA GAS COMPANY, INC.

By:  /s/ Carl L. Chapman                 By: /s/ Timothy M. Hewitt
     Carl L. Chapman                         Timothy M. Hewitt
Its:  President                          Its:   Vice President



                                          Appendix K.1
      Gas Sales And Portfolio Administration Agreement
                                   Original Page No. 1
                                 Supersedes Appendix K
                                      November 1, 1997


           APPENDIX K.1 - Annual Delivery Service

Annual Delivery Service ("ADS1")

     1. Seller shall provide Buyer with ADS1 with the following nominated delivered service entitlements:

Contract Months       Maximum Daily ADS1       Maximum Monthly ADS1
November                5,000 Dth/day        5,000 Dth times the number
                                             of days in the month.

December                5,000 Dth/day

January                 5,000 Dth/day

February                5,000 Dth/day

March                   5,000 Dth/day

April                   5,000 Dth/day

May                     5,000 Dth/day

June                    5,000 Dth/day

July                    5,000 Dth/day

August                  5,000 Dth/day

September               5,000 Dth/day

October                 5,000 Dth/day


                                             Appendix K.1
         Gas Sales And Portfolio Administration Agreement
                                      Original Page No. 2
                                    Supersedes Appendix K
                                         November 1, 1997


     2.   Buyer shall pay Seller as follows:

          a.   For ADS1 Commodity:
               Purchase quantities will be determined
               jointly by the parties and priced pursuant to Appendix E.

          b.   For ADS1 Variable Costs:
               Variable Cost Rates and Fuels under Contract
               No. 70300 & 99887.

          c.   For ADS1 Demand Costs:
               Demand Costs under Contract No. 70300 & 99887 and other applicable additional pipeline costs, if any, as billed.


     3.   This ADS1 service expires March 31, 2001.

     4. ADS1 shall be subject to the provisions of service reflected in Contract No. 70300 & 99887 as well as applicable FERC tariffs.

Amendment

     Seller and Buyer agree that this Appendix K.1 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised
Appendix K.1.



PROLIANCE ENERGY, LLC.                  INDIANA GAS COMPANY, INC.
By: /s/ Carl L. Chapman                 By: /s/ Timothy M. Hewitt
    Carl L. Chapman                         Timothy M. Hewitt
Its:  President                         Its:   Vice President


                                        IGC-Appendix K.2
        Gas Sales And Portfolio Administration Agreement
                                     Original Page No. 1
                                        November 1, 1997


          APPENDIX K.2 - Annual Delivery Service 2

Annual Delivery Service 2 TETCO ("ADS 2")

     1. Seller shall provide Buyer with ADS2 with the following delivered Service entitlements:

Contract Months       Maximum Daily ADS2        Maximum Monthly ADS2
November                3,000 Dth/day        3,000 Dth times the number
                                             of days in the month.

December                3,000 Dth/day

January                 3,000 Dth/day

February                3,000 Dth/day

March                   3,000 Dth/day

April                   3,000 Dth/day

May                     3,000 Dth/day

June                    3,000 Dth/day

July                    3,000 Dth/day

August                  3,000 Dth/day

September               3,000 Dth/day

October                 3,000 Dth/day



                                     IGC-Appendix K.2
     Gas Sales And Portfolio Administration Agreement
                                  Original Page No. 2
                                     November 1, 1997


     2.   Buyer shall pay Seller as follows:

          a.   For ADS2 Commodity:
               Purchase quantities will be determined
               jointly by the parties and priced pursuant to Appendix E.

          b.   For ADS2 Variable Costs:
               TETCO Variable Cost Rates and Fuels under
               Contract No. 830043.

          c.   For ADS2 Demand Costs:
               TETCO Demand Costs under Contract No. 830043 and other applicable pipeline costs, if any as billed.

     3.   This ADS2 service expires October 31, 2000.

     4. ADS2 shall be subject to the provisions of service reflected in Contract No. 830043 as well as applicable FERC tariffs.

Amendment

     Seller and Buyer agree that this Appendix K2 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised
Appendix K2.



PROLIANCE ENERGY, LLC.                  INDIANA GAS COMPANY, INC.

By: /s/ Carl L. Chapman                 By: /s/ Timothy M. Hewitt
    Carl L. Chapman                         Timothy M. Hewitt
Its:  President                         Its:   Vice President



                                        IGC-Appendix K.3
        Gas Sales And Portfolio Administration Agreement
                                     Original Page No. 1
                                        November 1, 1997


          APPENDIX K.3 - Annual Delivery Service 3

Annual Delivery Service 3 TGT ("ADS3")

     1. Seller shall provide Buyer with ADS3 with the following delivered Service entitlements:

Contract Months       Maximum Daily ADS     Maximum Monthly ADS
November                5,856 Dth/day        5,856 Dth times
                                             the number of days in the
                                             month.

December                5,856 Dth/day

January                 5,856 Dth/day

February                5,856 Dth/day

March                   5,856 Dth/day

April                   5,856 Dth/day

May                     5,856 Dth/day

June                    5,856 Dth/day

July                    5,856 Dth/day

August                  5,856 Dth/day

September               5,856 Dth/day

October                 5,856 Dth/day


                                        IGC-Appendix K.3
        Gas Sales And Portfolio Administration Agreement
                                     Original Page No. 2
                                        November 1, 1997



     2.   Primary Receipt Point:  TGT ANR Slaughters Mtr.
Secondary Receipt Point:  Indiana Gas Meter #1440.

     3.   Primary Delivery Point is the Lebanon Lateral.
Secondary within the path is Indiana Gas Meter #1702.

     4.   Buyer shall pay Seller as follows:

          a.   For ADS3 Commodity as follows:
               Purchase quantities will be determined
               jointly by the parties and priced pursuant to Appendix E.

          b.   For ADS3 Variable Costs:
               TGT Variable Cost Rates and Fuels under
               Contract No. T11825.

          c.   For ADS3 Demand Costs:
               TGT Demand Costs under Contract No. T11825 and other applicable pipeline costs, if any as billed.

     3.   This ADS3 service expires October 31, 2000.

     4. ADS3 shall be subject to the provisions of service reflected in Contract No. T11825 as well as applicable FERC tariffs.

Amendment

     Seller and Buyer agree that this Appendix K.3 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised
Appendix K.3.



PROLIANCE ENERGY, LLC.                  INDIANA GAS COMPANY, INC.

By: /s/ Carl L. Chapman                 By: /s/ Timothy M. Hewitt
    Carl L. Chapman                         Timothy M. Hewitt
Its:  President                         Its:   Vice President